UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

December 4, 2008
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 4, 2008, Novell, Inc. (“Novell”) issued a press release to report Novell's financial results for the fourth fiscal quarter and full fiscal year ended October 31, 2008. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

We disclosed non-GAAP financial measures in the press release for the fiscal quarters and fiscal years ended October 31, 2008 and October 31, 2007. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted income from continuing operations, adjusted net income, adjusted income per share from continuing operations and adjusted net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine bonuses.

The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts' consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business.

In the noted fiscal periods, we excluded the following items from our GAAP income (loss) from operations to arrive at our non-GAAP income from operations and non-GAAP operating margin:

  Stock-based compensation expense – We excluded stock-based compensation expense incurred in the fiscal quarters and fiscal years ended October 31, 2008 and October 31, 2007 to be consistent with the way the financial community evaluates our performance and the methods used by analysts to calculate consensus estimates.
  Acquisition-related intangible asset amortization – We excluded acquisition-related intangible asset amortization incurred in the fiscal quarters and fiscal years ended October 31, 2008 and October 31, 2007 because such charges are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired.
  Restructuring expenses – We excluded restructuring expenses incurred in the fiscal quarters and fiscal years ended October 31, 2008 and October 31, 2007 because such expenses are not expected to recur since our two year strategy is substantially complete as of October 31, 2008.
  Purchased in-process research and development – We excluded purchased in-process research and development incurred in the fiscal year ended October 31, 2008 in connection with our acquisition of PlateSpin, which closed during the fiscal year because (1) acquisitions containing purchased in-process research and development occur infrequently; and (2) purchased in-process research and development distorts trends and is not considered part of our on-going, ordinary business.
  Litigation-related expense (income) – We excluded gains and losses from, and/or reserves for, certain litigation settlements recorded in the fiscal quarter ended October 31, 2008 and the fiscal years ended October 31, 2008 and October 31, 2007 because the claims leading to these settlements did not arise in the ordinary course of our business.
  Acquisition integration costs – We excluded expenses incurred in the fiscal quarter and fiscal year ended October 31, 2008 associated with the integration of PlateSpin, which we acquired in fiscal 2008, because (1) acquisitions requiring substantial integration activities occur infrequently; and (2) expenses related to integration activities distort trends and are not considered part of our on-going, ordinary business.
  (Gain) loss on sale of subsidiaries – We excluded gains and losses incurred in the fiscal quarters and fiscal years ended October 31, 2008 and October 31, 2007 associated with the sales of our wholly-owned subsidiaries in Mexico and Argentina and our consulting group in Japan because sales of subsidiaries occur infrequently and are not considered part of our on-going, ordinary business.
  Impairment of intangible assets – We excluded expenses incurred in the fiscal quarter ended October 31, 2008 and fiscal years ended October 31, 2008 and October 31, 2007 related to the impairment of intangible assets because the impairment of intangible assets occurs infrequently and is not considered part of our on-going, ordinary business.
  Stock-based compensation review expenses – We excluded expenses related to our self-initiated, voluntary review of historical stock-based compensation practices and related potential accounting impact incurred in the fiscal quarter and fiscal year ended October 31, 2007 because this type of review occurs infrequently and the expenses related to the review were not considered part of our on-going, ordinary business.

In the noted fiscal periods, we excluded the items described above and the following items from our GAAP net loss to arrive at our non-GAAP income from continuing operations, non-GAAP net income, non-GAAP income per share from continuing operations and non-GAAP net income per share:

  Gain on sale of venture capital funds – We excluded the gain on the sale of our venture capital funds recorded in the fiscal year ended October 31, 2007 because the sale of our venture capital fund portfolio resulted from our decision to eliminate this type of investment vehicle from our cash management program and, accordingly, was a one-time occurrence that was not considered part of our on-going, ordinary business.
  Gain on debenture repurchases – We excluded the gain from the repurchase of a portion of our convertible debentures recorded in the fiscal quarter and fiscal year ended October 31, 2008 because the repurchase of long-term debt securities occurs infrequently and is not considered part of our on-going, ordinary business.
  Impairment of investments – We excluded impairments of investments in the fiscal quarter and fiscal year ended October 31, 2008 because impairments of investments occur infrequently and are not considered part of our ongoing, ordinary business.
  Gain on sale of previously impaired long-term investments– We excluded gains from the sale of previously impaired long-term investments recorded in the fiscal quarters and fiscal years ended October 31, 2008 and October 31, 2007 because the sale of previously impaired long-term investments under our former investment program is not considered part of our on-going, ordinary business.
  Income tax adjustments – We adjusted our income taxes related to the excluded items indicated above.
  Income (loss) from discontinued operations, net of taxes – We excluded income (loss) from discontinued operations related to our Swiss and U.K.-based business consulting units recorded in the fiscal quarters and fiscal years ended October 31, 2008 and October 31, 2007 because (1) we exited the business consulting segment; and (2) the sale of those business consulting units and the financial results related thereto were not considered part of our on-going, ordinary business.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated December 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: December 4, 2008	By /s/ Dana C. Russell (Signature) Senior Vice President and Chief Financial Officer (Title)

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Press Release of Novell, Inc. dated December 4, 2008